Exhibit 10

                           SHORE SAVINGS BANK, F.S.B.

                             1992 STOCK OPTION PLAN

	 This 1992 Stock Option Plan, dated November 10, 1992 (the "Plan"), governs options to purchase with respect to shares of common stock, $1.00 par value per share (the "Stock"), of Shore Savings Bank, F.S.B., (the "Company") granted on or after the date hereof by the Company to its employees. The Plan is intended to encourage ownership of Stock of the Company by such employees so as to provide additional incentives to promote the success of the Company.

        1.     Administration of the Plan.

	The administration of this Plan shall be under the general supervision of the board of directors of the Company. Within the limits of this Plan, the board of directors shall determine the individuals to whom, and the times at which, options shall be granted, the type of option to be granted, the number of shares covered by each option, the duration of each option, the price and method of payment for each option, and the time of times within which (during its term) all or portions of each option may be exercised. The board of directors may establish such rules as it deems necessary for the proper administration of this Plan, make such determinations and interpretations with respect to the Plan and options rights granted under it as may be necessary or desirable and include such further provisions or conditions in options granted under this Plan as it deems advisable. To the extent permitted by law, the board of directors may delegate its authority under this Plan to a committee of the board. Whenever options are granted to any employee who is also a director or an officer, a majority of the board of directors and a majority of the directors acting in the matter shall be "disinterested persons" as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934.

        2.     Shares Subject to the Plan.

	The aggregate number of shares of Stock of the Company which may be optioned under this Plan is 15,000 shares. In the event of a stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change relating to the Stock, the maximum aggregate number and kind of shares of securities of the Company as to which options may be granted under this Plan and as to which options then outstanding shall be exercisable and the option price of such options, shall be appropriately adjusted by the board of directors of the Company (whose determination shall be conclusive) so that the proportionate number of shares or other securities as to which options may be granted and the proportionate interest of holders of outstanding options shall be maintained as before the occurrence of such event.

	In the event of a consolidation or merger of the Company with another corporation, or the sale of exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, each holder of an outstanding option shall be entitled to receive upon exercise and payment in accordance with the terms of the option the same shares, securities or property as he would have been entitled to receive upon the occurrence of such event if he had been, immediately prior to such event, the holder of the number of shares of Stock purchasable under his option or, if another corporation shall be the survivor, such corporation shall substitute therefor substantially equivalent shares, securities or property of such other corporation.

	Whenever options under this Plan lapse or terminate or otherwise become unexercisable the shares of Stock which were subject to such options may again be subjected to options under this Plan. The Company shall at all times while this Plan is in force reserve such number of shares of Stock as will be sufficient to satisfy the requirements of this Plan.

        3.      Grant of Options; Eligible Persons

	Options shall be granted under this Plan either as incentive stock options, as defined in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or as options which do not meet the requirements of
Section 422A hereinafter referred to as non-statutory stock options. Options may be granted from time to time by the Company's board of directors, within the limits set forth in Sections 1 and 2 of this Plan, to all employees of the Company.

	The granting date for each option shall be the date on which it is approved by the Company's board of director, or such later date as the directors may specify. No incentive stock options shall be granted hereunder after ten years from the date hereof, which is the date on which this Plan was approved by the Company's board of directors.

        4.     Form of Options.

	Options granted hereunder shall be in such form as the board of directors may from time to time determine (which in the case of incentive stock options shall conform to the requirements for an incentive stock option contained in the Code). The form of such options may vary among optionees.

        5.     Option Price.

	 In the case of incentive stock options, the price at which shares may from time to time be optioned shall be determined by the Company's board of directors, provided that such price: shall not be less than the fair market value of the Stock on the granting date as determined in good faith by the board of directors; and provided further that no incentive stock option shall be granted to any individual who is ineligible to be granted an incentive stock option because his ownership of stock of the Company exceeds the limitations set forth in section 422A(b)(6) of the Code unless such option price is at least 110% of the fair market value of the Stock on the granting date.

	In the case of non-statutory stock options, the basic price at which shares may from time to time be optioned shall be determined by the Company's board of directors, provided that such basic price shall not be less than fifty percent (50%) of the fair market value of the Stock on the granting date as determined in good faith by the board of directors. The board of directors may subsequently reduce the basic price to obtain an exercise price for a non-statutory option which takes into account any tax benefit expected to be realized by the Company due to the grant or exercise of the non-statutory option; provided that such exercise price shall not be reduced to less than 50% of the fair market value of the Stock at the time the option was granted.

	The board of directors may in its discretion permit the option price to be paid in whole or in part by a note or in installments or with shares of Stock of the Company.

        6.     Term of Option and Dates of Exercise.

	The board of directors shall determine the term of all options, the time or times that options are exercisable and whether they are exercisable in installments; provided, however, that the term of each incentive stock option granted under this Plan shall not exceed a period of ten years from the date of its grant, except that no incentive stock option shall be granted to any individual who is ineligible to be granted such option because his ownership of stock of the Company exceeds the limitations set forth in section 422A(b)(6) of the Code unless the term of his incentive stock option does not exceed a period of five years from the date of its grant. In the absence of such determination, the option shall be exercisable at any time or from time to time, in whole or in part, during the maximum term of such option.

	Options granted under this Plan may provide that the board of directors in its discretion may provide financial assistance to an optionee who exercises an option. This assistance may include, but need not be limited to, loans, guarantees, or permission to pay the option price in installments. The terms of any such assistance, including the interest rate and terms of repayment, shall be established by the board of directors in its discretion.

	7.	Non-transferability

	Options granted under this Plan shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the holder's lifetime, only by him or her.

        8.      Amendment or Termination.

	The Company's board of directors may amend or terminate this Plan at any time, which amendment may be made subject to shareholder approval when the board of directors deems it necessary and desirable in order to comply with the Code, federal or state securities laws or any other rule or regulation.

        9.      Stockholder Approval.

	This Plan is subject to approval by the stockholders of the Company within twelve months from the date hereof. In the event such approval is not obtained, all options granted under this Plan shall be void and without effect.


                                      -3-